September  15,  1997


                 IRREVOCABLE STANDBY LETTER OF CREDIT NO. 310
                                 AMENDMENT #1



Attn:    Thomas  L.  Woodruff,  General  Counsel
County  Sanitation  Districts  of  Orange  County,  California
10844  Ellis  Avenue
Fountain  Valley,  CA  92708


Our Irrevocable Letter of Credit #310 dated April 2, 1997 for the account of Penn Octane Corporation, 900 Veterans Blvd., Suite 240, Redwood City, CA 94063, is hereby amended as follows:

     Expiration  date  is  extended  to  November  26,  1997.

This Amendment and the original letter of credit should be read together as one document. Except as amended above, all other terms and conditions of the Letter of Credit continue in full force and effect, without change.




/s/ John O. Brooks
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John  O.  Brooks
President/CEO
Bay  Area  Bank